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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 25, 2005

                                 GSI GROUP INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)

              000-25705                             98-0110412
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       (Commission File Number)        (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 220.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On October 25, 2005, GSI Group Inc. (the "Company") issued a press release announcing its financial position, results of operations and cash flows as of and for the fiscal quarter ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 8.01.  OTHER EVENTS.

     Included in the press release noted above and attached as Exhibit 99.1 to this Current Report on Form 8-K, the Company also announced that it was voluntarily withdrawing the listing of its stock under the ticker symbol GSI, from the Toronto Stock Exchange. The delisting will be effective as of the close of trading on November 1, 2005. The move was prompted by the recent cost containment initiative and the fact that the company no longer maintains offices, division personnel or operations in Canada. GSI Group Inc. will remain as a Canadian domiciled company and shares will continue to be able to be purchased and sold on the Nasdaq exchange under the existing ticker symbol GSIG.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            99.1   Press Release issued October 25, 2005

     The information in this Current Report on Form 8-K (including the press release attached as Exhibit 99.1 hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GSI GROUP INC.
                                                (Registrant)

Date: October 25, 2005                          By:  /s/ Thomas R. Swain
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                                                     Thomas R. Swain
                                                     Vice President, Finance and
                                                     Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
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   99.1           Press Release issued October 25, 2005.